SECTION 906 CERTIFICATION

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


TAX EXEMPT LONG-TERM FUND                  CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES   CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                 CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES  NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND          NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND          NEW YORK MONEY MARKET FUND
     ADVISER SHARES                        VIRGINIA BOND FUND
TAX EXEMPT MONEY MARKET FUND               VIRGINIA BOND FUND ADVISER SHARES
FLORIDA TAX-FREE INCOME FUND               VIRGINIA MONEY MARKET FUND
FLORIDA TAX-FREE MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:     11/28/2011                 /S/ CHRISTOPHER W. CLAUS
       ________________              ___________________________________
                                     Christopher W. Claus
                                     President

                          SECTION 906 CERTIFICATION

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST


TAX EXEMPT LONG-TERM FUND                  CALIFORNIA BOND FUND
TAX EXEMPT LONG-TERM FUND ADVISER SHARES   CALIFORNIA BOND FUND ADVISER SHARES
TAX EXEMPT SHORT-TERM FUND                 CALIFORNIA MONEY MARKET FUND
TAX EXEMPT SHORT-TERM FUND ADVISER SHARES  NEW YORK BOND FUND
TAX EXEMPT INTERMEDIATE-TERM FUND          NEW YORK BOND FUND ADVISER SHARES
TAX EXEMPT INTERMEDIATE-TERM FUND          NEW YORK MONEY MARKET FUND
     ADVISER SHARES                        VIRGINIA BOND FUND
TAX EXEMPT MONEY MARKET FUND               VIRGINIA BOND FUND ADVISER SHARES
FLORIDA TAX-FREE INCOME FUND               VIRGINIA MONEY MARKET FUND
FLORIDA TAX-FREE MONEY MARKET FUND


In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:     11/28/2011               /S/ ROBERTO GALINDO, JR.
       ________________            __________________________________
                                   Roberto Galindo, Jr.
                                   Treasurer